                                                                                                              Exhibit        PC 0125
====================================================================================================================================
1. COMPANY & PRODUCT
   a)  PLEASE CHOOSE ONE:
   [ ] PROVIDENT MUTUAL LIFE INSURANCE COMPANY
   [ ] PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA, A Stock Life Insurance Company

   b)  PRODUCT NAME ________________________________________________________________________________________________________________
====================================================================================================================================
2. FIRST INSURED
   Name of First Insured (First, Middle, Last)                                                            Social Security Number

   ---------------------------------------------------------------------------------------------------------------------------------
   Sex                       Date of Birth                   Birth Place                    Driver's License State & Number
                            Month Day Year
   [ ] Male  [ ] Female          /   /
   ---------------------------------------------------------------------------------------------------------------------------------
   RESIDENCE: Street                                                         City                      State          Zip


   ---------------------------------------------------------------------------------------------------------------------------------
   Years at this Address                 Citizenship:                                  Area Code & Home Phone Number

                                         [ ] U.S.  [ ] Other: ___________________
   ---------------------------------------------------------------------------------------------------------------------------------
   Occupation (include duties)                                                                                 No. of Years

   ---------------------------------------------------------------------------------------------------------------------------------
   BUSINESS NAME

   ---------------------------------------------------------------------------------------------------------------------------------
   Street                                                              City                            State          Zip

   ---------------------------------------------------------------------------------------------------------------------------------
   Area Code & Business Phone Number                                          E-mail Address

====================================================================================================================================
3. SECOND INSURED
   Complete for Survivorship Policies
   or for an Other Insured Rider on a
   single life policy.

   Name of Second Insured (First, Middle, Last)                                                           Social Security Number

   ---------------------------------------------------------------------------------------------------------------------------------
   Sex                       Date of Birth                   Birth Place                    Driver's License State & Number
                            Month Day Year
   [ ] Male  [ ] Female          /   /
   ---------------------------------------------------------------------------------------------------------------------------------
   RESIDENCE: Street       [ ] Same as First Insured                         City                      State          Zip

   ---------------------------------------------------------------------------------------------------------------------------------
   Years at this Address                 Citizenship:                                  Area Code & Phone Number (Daytime)

                                         [ ] U.S.  [ ] Other: ___________________
   ---------------------------------------------------------------------------------------------------------------------------------
   Occupation (include duties)                                                                                 No. of Years

   ---------------------------------------------------------------------------------------------------------------------------------
   BUSINESS NAME

   ---------------------------------------------------------------------------------------------------------------------------------
   Street                                                              City                            State          Zip

====================================================================================================================================
4. CHILDREN'S TERM RIDER
   Not available with all products.

   CHILDREN MAY NOT EXCEED AGE 18.

   Insurance Amount per child: $
   ---------------------------------------------------------------------------------------------------------------------------------
             Full Name                   Relationship            Date of Birth       Sex    Height   Weight   Social Security Number
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
A3 1.99                                                   Page 1 of 10                                                   (Rev. 5.00)

                                                                                                                             PC 0125
====================================================================================================================================
5. OWNER
Complete only if Owner to be other than Insured

[ ] Individual Owner
[ ] Corporation, Partnership
    Multiple Owners. [ ] tenants in common      [ ] joint with right of survivorship
    Trust (Living Trust or Pension Trust)
                                        ---------------------------------     ------------------------------------------------------
                                             (Date for Living Trust)                                  (Trustees)
[ ] Irrevocable    [ ] Revocable     [ ] Pension

------------------------------------------------------------------------------------------------------------------------------------
Name(s) (First, Middle, Last) of Owner(s), Trust, Corporation or Partnership

------------------------------------------------------------------------------------------------------------------------------------
Street                                                                                              Soc. Sec. No. or Tax ID No.

------------------------------------------------------------------------------------------------------------------------------------
City                                                        State         Zip                               Date of Birth
                                                                                                    Month        Day       Year
------------------------------------------------------------------------------------------------------------------------------------
Area Code & Phone Number (daytime)                  E-mail Address                                     Relationship to Insured

====================================================================================================================================
6. CONTINGENT OWNER

At owner's death, owner will be:  [ ] Estate of Owner     [ ] Insured     [ ] Other (complete below)

------------------------------------------------------------------------------------------------------------------------------------
Name(s) (First, Middle, Last)                                                                       Soc. Sec. No. or Tax ID No.

------------------------------------------------------------------------------------------------------------------------------------
Street                                                                                                      Date of Birth
                                                                                                    Month        Day       Year
------------------------------------------------------------------------------------------------------------------------------------
City                                                        State         Zip                          Relationship to Insured

====================================================================================================================================
7. PREMIUM BILLING ADDRESS
Complete only if premium payor is other than Owner

Payor Name                                                                                             Relationship to the Insured

------------------------------------------------------------------------------------------------------------------------------------
Street                                                        City                                State             Zip

====================================================================================================================================
8. PRIMARY BENEFICIARY
To designate the Beneficiary for the Other insured Rider also complete Q.#10

FULL NAME OF BENEFICIARY                                                             RELATIONSHIP TO INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
9. CONTINGENT BENEFICIARY
Will be Beneficiary if Primary Beneficiary dies before the Insured.
To designate the Contingent Beneficiary for the Other Insured Rider also complete. Q.#11

FULL NAME OF BENEFICIARY                                                             RELATIONSHIP TO INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
10. BENEFICIARY FOR OTHER INSURED RIDER
Primary Beneficiary for Other Insured Rider

FULL NAME OF BENEFICIARY                                                             RELATIONSHIP TO INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
11. CONTINGENT BENEFICIARY FOR OTHER INSURED RIDER
Will be Beneficiary if Primary Beneficiary dies before Other Insured

FULL NAME OF BENEFICIARY                                                             RELATIONSHIP TO INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

A3 1.99                                                   Page 2 of 10                                                    (Rev 5.00)

12.  FACE AMOUNT & DEATH BENEFIT OPTION

     a) Face Amount $__________________________

     b) Death Benefit Option: / / Option A - Level   / / Option B - Increasing

13.  RIDERS

     Not all Riders are available in all States

     SINGLE LIFE PRODUCTS:

     Waiver Benefit (choose either #1 or #2)

     1. / / Disability Waiver of Premium Benefit: (choose either "a." or "b.")

            a. / / Monthly Equivalent of Planned Periodic Premium

            b. / / Other Monthly Amount $______________________________

     2. / / Disability Waiver of Monthly Deductions

        / / Change of Insured Rider

        / / Accelerated Death Benefit Rider

        / / Other Insured Rider - Insurance Amount $______________________

        / / Primary Insured Term Rider $__________________________________

        / / Guaranteed Death Benefit Rider________________________________

        / / ______________________________________________________________

     SURVIVORSHIP PRODUCTS:

        / / Disability Waiver of Monthly Deductions:

            / / Insured 1

            / / Insured 2

        / / Policy Split Option

        / / Change of Insured Rider

        / / Single Life Term Insurance Rider

            / / Insured 1 Amount $___________________________________

            / / Insured 2 Amount $___________________________________

        / / Guaranteed Death Benefit Rider

        / / Estate Protection Rider

        / / __________________________________________________________

14. PREMIUM & MODE

     Initial Premium Paid with Application $________________________ / / No initial premium paid with application

     Planned Periodic Premium:

        / / Annual $___________________________________

        / / Semi-Annual $______________________________

        / / Quarterly $________________________________

        / / Monthly List Bill $________________________ List Bill Number___________________ If adding to an existing list bill only.

        / / Automatic Premium Payment (APP) $_______________________________________ Attach completed authorization and void check.

        / / None

     Is this a 403(b)?  / / Yes

           Policy loan interest rate for all products will be fixed.


A3 1.99                           Page 3 of 10                       (Rev. 5.00)

                                                                                                    PC 0125
-------------------------------------------------------------------------------------------------------------------------------
15.  DOLLAR COST AVERAGING

Not available with Automatic Asset Rebalancing

Not applicable to Universal Life

Please transfer $______________ each month from the ____________________________ Subaccount
(excludes Guaranteed Account) to the Subaccount(s) designated in Q.#16 over the period indicated:

/ /  6 months ($3,000 minimum)      / / 18 months ($9,000 minimum)     / / 30 months ($15,000 minimum)

/ / 12 months ($6,000 minimum)      / / 24 months ($12,000 minimum)    / / 36 months ($18,000 minimum)
----------------------------------------------------------------------------------------------------------------------------------
16.  INITIAL ALLOCATION

Whole Percentages Only

Not applicable to Universal Life

Separate Account/Subaccount Investing in:

                                                           MONTHLY       DOLLAR COST
                                           PREMIUMS       DEDUCTIONS      AVERAGING

     ALL PRO PORTFOLIOS
       Large Cap Growth(1) .............   ______ %        ______ %        ______ %
       Large Cap Value(1) ..............   ______ %        ______ %        ______ %
       Small Cap Growth(1) .............   ______ %        ______ %        ______ %
       Small Cap Value(1) ..............   ______ %        ______ %        ______ %

     SENTINEL ADVISORS COMPANY
       Growth(1) .......................   ______ %        ______ %        ______ %
       Aggressive Growth(1) ............   ______ %        ______ %        ______ %
       Bond(1) .........................   ______ %        ______ %        ______ %
       Managed(1) ......................   ______ %        ______ %        ______ %
       Money Market(1) .................   ______ %        ______ %        ______ %

     STATE STREET GLOBAL ADVISORS
       Equity 500 Index(1) .............   ______ %        ______ %        ______ %

     THE BOSTON COMPANY ASSET MGMT.
       International(1) ................   ______ %        ______ %        ______ %

     ALGER MANAGEMENT
       Small Capitalization(2) .........   ______ %        ______ %        ______ %

     FIDELITY MANAGEMENT & RESEARCH
       Asset Manager(4) ................   ______ %        ______ %        ______ %
       Contrafund(4) ...................   ______ %        ______ %        ______ %
       Equity-Income(3) ................   ______ %        ______ %        ______ %
       Growth(3) .......................   ______ %        ______ %        ______ %
       High Income(3) ..................   ______ %        ______ %        ______ %
       Investment Grade Bond(4) ........   ______ %        ______ %        ______ %
       Overseas(3) .....................   ______ %        ______ %        ______ %

     NEUBERGER BERMAN MANAGEMENT
       Limited Maturity Bond(5) ........   ______ %        ______ %        ______ %
       Partners(5) .....................   ______ %        ______ %        ______ %

     STRONG CAPITAL MANAGEMENT
       Mid Cap Growth Fund II(8) .......   ______ %        ______ %        ______ %
       Opportunity Fund II(7) ..........   ______ %        ______ %        ______ %

     VAN ECK ASSOCIATES
       Worldwide Bond(8) ...............   ______ %        ______ %        ______ %
       Worldwide Emerging Markets(8) ...   ______ %        ______ %        ______ %
       Worldwide Hard Assets(8) ........   ______ %        ______ %        ______ %
       Worldwide Real Estate(8) ........   ______ %        ______ %        ______ %

     ZERO COUPON BOND
       2006 Trust(9) ...................   ______ %        ______ %        ______ %
       (Not available with all products)

     GUARANTEED ACCOUNT                     ______ %        ______ %        ______ %
       _________________________________    ______ %        ______ %        ______ %
       _________________________________    ______ %        ______ %        ______ %
               TOTAL                         100%            100%            100%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio of (1)Market Street Fund; (2)Alger American Fund; (3)VIP Fund; (4)VIP II Fund; (5)Advisers Management Trust; (6)Strong
Variable Insurance Fund; (7)Strong Opportunity Fund II; (8)Van Eck Worldwide Insurance Trust; (9)Series of The Stripped ("Zero")
U.S. Treasury Securities Fund

A3 1.99                           Page 4 of 10                       (Rev. 5.00)

                                                                          PC0125

--------------------------------------------------------------------------------
17.  AUTOMATIC ASSET REBALANCING
Not available with Dollar Cost Averaging
Not applicable to Universal Life

[ ]  Annually       [ ]  Quarterly
The Owner hereby authorizes and directs the Company to transfer funds in order to reallocate the subaccount balances to maintain the premium allocation percentages currently in effect.
Note, that where applicable:
-    changes to the premium allocation percentages for the policy or contract will affect automatic asset rebalancing.
-    automatic asset rebalancing could result in a subaccount balance insufficient to support specified monthly deductions.
-    automatic asset rebalancing does not affect account value invested in the
     Guaranteed Account.

--------------------------------------------------------------------------------
18.  TELEPHONE AUTHORIZATION
Not applicable to Universal Life

[ ]  NOT ELECTED
I (we) hereby authorize and direct the Company to make allowable transfers of funds or changes to my (our) allocation of future premiums among available subaccounts or to complete other transactions as may be permitted by my (our)
Policy and allowed by the Company at the time of request, based upon instructions received from me (us) by telephone. I (we) agree that, to the extent permitted by law or regulation, the Company will not be responsible for, and I (we) hereby indemnify it from and against, any claim, loss, liability or expense in connection with action taken in reliance on a telephone instruction received by the Company, provided such action was taken in good faith reliance on this authorization after following reasonable procedures for identifying persons so authorized through verification methods which may include a request for Social Security numbers or other personal information.

I (we) understand that: a) all telephone transactions will be recorded; and b) this authorization will continue to be in force until the earlier of (1) receipt by the Company of my (our) written revocation of this authorization; or (2) discontinuance of this program by the Company.

--------------------------------------------------------------------------------
19.  THIRD-PARTY AUTHORIZATION
Not applicable to Universal Life

[ ]  NOT ELECTED
I (we) hereby authorize _____________________________________________  ("TP") to
                                 (please print name)
make on my (our) behalf allowable transfers of funds or changes to my (our) allocation of future premiums among available subaccounts or to complete other transactions as may be permitted by my (our) Policy and allowed by the Company at the time of request, based upon instructions received from TP in writing or by telephone. I (we) agree that, to the extent permitted by law or regulation, the Company will not be responsible for, and I (we) hereby indemnify it from and against, any claim, loss, liability or expense in connection with action taken in reliance on a written or telephone instruction received from TP by the Company provided such action was taken in good faith reliance on this authorization after following reasonable procedures for identifying persons so authorized through verification methods which may include a request for Social
Security numbers or other personal information.

I (we) understand that: a) all telephone transactions will be recorded; b) this authorization relates to specific actions permitted by my (our) Policy and allowed by the Company at the time of request and does not confer discretionary authority on TP with regard to any policies owned by me (us); and c) this authorization will continue until the earlier of (1) receipt by the Company of my (our) written revocation of this authorization; (2) notice by the Company that it will no longer acknowledge this authorization; or (3) discontinuance of this program by the Company.

Signature of Third Party ________________________ Date Signed __________________
                                                              (Month, Day, Year)

--------------------------------------------------------------------------------
20.  SUITABILITY
Not applicable to Universal Life

Suitability Statement by Applicant(s):
                                                                      Yes   No
A. HAVE YOU RECEIVED THE MOST RECENT PROSPECTUS?                      [ ]   [ ]

B. DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR, THE AMOUNT    [ ]   [ ]
   OR DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED
   CONDITIONS; POLICY VALUES MAY INCREASE OR DECREASE IN ACCORDANCE
   WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNTS AND MAY
   INCREASE IN ACCORDANCE WITH THE INTEREST CREDITED TO THE
   GUARANTEED ACCOUNT; AND THE AMOUNT PAYABLE AT THE FINAL POLICY
   DATE IS NOT GUARANTEED BUT IS DEPENDENT ON THE POLICY ACCOUNT
   VALUE AT THAT TIME?

C. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND [ ]   [ ]
   FINANCIAL OBJECTIVES:
--------------------------------------------------------------------------------
A3 1.99                         Page 5 of 10                         (Rev. 5.00)

                                                                                                                             PC 0125
====================================================================================================================================
21. INSURANCE INFORMATION
    a. List all Life Insurance now in force. If none, write "NONE."
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            FACE             YEAR        POLICY
       INSURED'S NAME       |          COMPANY          |       POLICY NUMBER       |      AMOUNT      |    ISSUED    |   TO BE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [ ] Replaced
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            YES  NO
    b. Is the insurance now applied for intended to replace insurance or annuities in this or any other company?
       (If "yes," indicate above).........................................................................................  [ ]  [ ]

    c. Are you (or anyone here proposed for coverage) now applying for Life Insurance with any other company?.............  [ ]  [ ]
       If "yes," state the company, kind of policy, and face amount being applied for
                                                                                      ----------------------------------

       -----------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------
====================================================================================================================================
22. TOBACCO USE                                                                                                             YES  NO
    Within the past 12 months, has anyone proposed for insurance on this application used any substance containing          [ ]  [ ]
    tobacco or nicotine or any nicotine cessation product? (If "yes," provide name of person, type and frequency of use.)

    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
23. PERSONAL INFORMATION
    THE QUESTIONS IN THIS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION, INCLUDING ALL
    CHILDREN LISTED IN QUESTION 4.
                                                                                                                            YES  NO
    a. Have you ever had any application for Life or Disability Insurance (or for reinstatement of Life or Disability
       Insurance) declined, postponed, rated or limited? (If "yes," provide details below)................................  [ ]  [ ]

    b. In the past 3 years, have you engaged in, or do you intend to engage in flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain or rock climbing, hang gliding, parachuting, sky diving, or any type of similar hazardous activity? If "yes," complete an
       Aviation/Avocation Questionnaire (Form A14)........................................................................  [ ]  [ ]

    c. Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated; or been convicted in the past three years of a moving violation? (If "yes," provide details below)....  [ ]  [ ]

    d. Are you a member, or do you intend to become a member, of the armed forces, including the reserves? (If "yes,"
       provide details below).............................................................................................  [ ]  [ ]

    e. Do you intend to travel or reside outside of the United States? (If "yes," provide details below)..................  [ ]  [ ]

    f. Have you ever been convicted of a felony? (If "yes," provide details below including parole and probation status)..  [ ]  [ ]

    g. Have you been actively at work for the past 2 years? (If "no," provide details below)..............................  [ ]  [ ]

    DETAILS:
            ------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

A3 1.99                            Page 6 of 10                       (Rev 5.00)

                                                                                                                            PC 0125
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
24. PERSONAL PHYSICIANS

NAME AND ADDRESS OF PERSONAL PHYSICIAN(S); GIVE DATE AND REASON LAST CONSULTED.
(If no personal physician, list physician last consulted, date and reason last consulted)
-----------------------------------------------------------------------------------------------------------------------------------
First Insured's Physician's Name                                                Phone No.                     Date Last Seen

-----------------------------------------------------------------------------------------------------------------------------------
Address: (Street, City, State, Zip)

-----------------------------------------------------------------------------------------------------------------------------------
Reason Last Seen:


===================================================================================================================================
Second Insured's Physician's Name                                               Phone No.                     Date Last Seen

-----------------------------------------------------------------------------------------------------------------------------------
Address: (Street, City, State, Zip)

-----------------------------------------------------------------------------------------------------------------------------------
Reason Last Seen:


===================================================================================================================================
Children's Physician's Name                                                     Phone No.                     Date Last Seen

-----------------------------------------------------------------------------------------------------------------------------------
Address: (Street, City, State, Zip)

-----------------------------------------------------------------------------------------------------------------------------------
Reason Last Seen:


===================================================================================================================================
25. MEDICAL QUESTIONS

THE QUESTIONS IN THIS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION, INCLUDING ALL CHILDREN
LISTED IN QUESTION 4. FOR ANY PROPOSED INSURED COMPLETING AN EXAM, PROCEED TO QUESTION 30. IF ANY ANSWERS TO QUESTIONS 25a THROUGH
25p ARE "YES," INCLUDE DETAILS IN QUESTION 27.

To the best of your knowledge and belief, has anyone proposed for insurance on this application ever been treated for or been diagnosed as having:

                                                                                                                   YES    NO

  a. heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath, palpitation, irregular or rapid pulse, heart murmur, rheumatic fever, or any other disease of the
     heart or blood vessels? ................................................................................      [ ]    [ ]

  b. high blood pressure, elevated cholesterol, anemia, or any other disease of the blood?...................      [ ]    [ ]

  c. dizziness or headaches, fainting spells, convulsions, seizures, epilepsy, stroke, Alzheimer's disease, multiple sclerosis, neurosis, affective disorder, psychosis, or any other brain, nervous or mental
     disorder? ..............................................................................................      [ ]    [ ]

  d. asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, persistent cough, or any other
     disease of the lungs or respiratory system? ............................................................      [ ]    [ ]

  e. any disorder or disease of the eyes (not fully corrected by glasses), ears, nose or throat, hearing or
     speech? ................................................................................................      [ ]    [ ]

  f. recurrent indigestion or abdominal pain, colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or
     any other disease or disorder of the stomach, intestines, or rectum? ...................................      [ ]    [ ]

  g. nephritis, sexually transmitted disease, or any other disease of the kidneys, bladder, prostate, testes,
     breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system? ...............      [ ]    [ ]

  h. sugar, albumin, blood, or pus in the urine? ............................................................      [ ]    [ ]

  i. diabetes, jaundice, or any disease of the liver, pancreas, thyroid, or gallbladder? ....................      [ ]    [ ]

  j. disorder of any glands or immune system disease or disorder? ...........................................      [ ]    [ ]

  k. cancer, or any malignant or benign tumor or cyst (lumps or growth), or any disease of the skin or lymph
     glands? ................................................................................................      [ ]    [ ]

  l. arthritis, rheumatism, chorea, or gout; or any chronic back, neck, spine, joint, or muscle condition? ..      [ ]    [ ]

  m. phlebitis, swelling of legs or ankles, varicose veins, or any deformity, paralysis, or loss of limb? ...      [ ]    [ ]

  n. use of alcohol, marijuana, hallucinogens, stimulants, sedatives, or narcotics or taken any treatment for
     alcohol or drug use? (kind and amount used) ............................................................      [ ]    [ ]

  o. AIDS (acquired immune deficiency syndrome)? ............................................................      [ ]    [ ]

  p. any chronic or persistent disease, infection, or disorder, injury or operation not mentioned
     previously? ............................................................................................      [ ]    [ ]
===================================================================================================================================
A3 1.99                                 Page 7 of 10                                                                (Rev. 5.00)

                                                                        PC 0125
================================================================================
26. ADDITIONAL MEDICAL INFORMATION

Within the past 5 years has anyone on this application proposed for insurance:                                   YES       NO
a.   consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner
     or by any hospital, clinic, or other medical facility not previously mentioned?.....................        / /       / /

b.   had any X-rays, electrocardiograms, or other medical tests that were not covered above?.............        / /       / /

c.   been advised to have surgery, hospitalization, treatment, or test that was not completed?...........        / /       / /

d.   taken any drug or medicine prescribed by a physician or other practitioner?.........................        / /       / /

================================================================================


27. DETAILS OF MEDICAL HISTORY

  Question
No. & Letter       Person               Date       Details (Be specific. Give full names, addresses of physicians, hospitals, etc.)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------





====================================================================================================================================

              If necessary, continue to Question 30 Remarks.


A 31.99                           Page 8 of 10                      (Rev. 5.00)

                                                                                                         PC 0125
----------------------------------------------------------------------------------------------------------------
                                                                        Weight
28. PHYSICAL                                                    ------------------------       Reason for Weight
    MEASUREMENTS        Insured               Height            Current       1 Year Ago         Gain or Loss
                     --------------      -----------------     ----------     -----------      -----------------
                      First Insured      ____ Ft. ____ In.      ____ Lbs.       ____ Lbs.

                     Second Insured      ____ Ft. ____ In.      ____ Lbs.       ____ Lbs.

----------------------------------------------------------------------------------------------------------------
28. FAMILY              First Insured             Age if         Age at
    HISTORY          Person listed in Q.#2        Living         Death               Cause of Death
                     ---------------------        ------         ------      -----------------------------------
                           Father

                           Mother

                     Brothers & Sisters
                     ------------------
                      Number Living ___

                      Number Dead   ___
                     -------------------------------------------------------------------------------------------
                       Second Insured             Age if         Age at
                     Person listed in Q.#3        Living         Death               Cause of Death
                     ---------------------        ------         ------      -----------------------------------
                           Father

                           Mother

                     Brothers & Sisters
                     ------------------
                      Number Living ___

                      Number Dead   ___
----------------------------------------------------------------------------------------------------------------
30. SPECIAL
    INSTRUCTIONS
    OR REMARKS       -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Amendments (Reserve for Service Center Use)



----------------------------------------------------------------------------------------------------------------
A3 1.99                                    Page 9 of 10                                               (Rev. 5.00)

                                                                         PC 0125

/ / Provident Mutual Life Insurance Company
    Service Center, P.O. Box 15750, Wilmington, DE 19850-5750, (800)688-5177

/ / Providentmutual Life and Annuity Company of America, A Stock Life
    Insurance Company Service Center, P.O. Box 15750, Wilmington, DE 19850-5750,
    (800)688-5177


                    AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this application. I understand each of the questions. All of the answers and statements on this application are complete and true to the best of my knowledge and belief. I understand and agree that:

1. This application as well as any forms the Company designates as part of the application including any related medical questionnaires signed by me will become part of the Policy and are the basis of any insurance issued upon this application. I will be bound by all statements and answers in the above application, forms and medical questionnaires.

2. No medical examiner and no agent or other representative of the Company may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

3. UNLESS OTHERWISE PROVIDED IN AN AGREEMENT FOR TEMPORARY LIFE INSURANCE OF A LIMITED AMOUNT DULY ISSUED AND DELIVERED, NO LIABILITY ON THE PART OF THE COMPANY WILL EXIST UNDER ANY POLICY APPLIED FOR HEREIN UNTIL SUCH POLICY IS DELIVERED TO THE PROPOSED INSURED OR TO THE APPLICANT AND THE FULL FIRST PREMIUM IS PAID WHILE THE PROPOSED INSURED IS ALIVE AND WHILE HIS/HER HEALTH AND OTHER CONDITIONS AFFECTING HIS/HER INSURABILITY ARE AS DESCRIBED IN THIS APPLICATION, AND AMENDMENTS, AND ANY MEDICAL QUESTIONNAIRES.

4. Acceptance of a policy issued on this application will ratify any amendment made by the Company in the space entitled "Amendments" except that any amendment as to amount or plan of insurance, age at issue, classification of risk or additional benefits must be agreed to in writing.

I authorize: any licensed physician or medical practitioner, any hospital, clinic or other medical or medically related facility, any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me to give that information to the Medical Director of the Company, or its reinsurers. If children's term insurance is applied for, this authorization shall pertain also to children. No information obtained from MIB pertaining to Human Immunodeficiency Virus (HIV) or Acquired Immune Deficiency Syndrome (AIDS) will affect the issuance or the underwriting of this policy, except upon written consent to be medically tested for HIV or AIDS and the results of such testing prove positive. The Proposed Insured authorizes the Company to obtain an investigative consumer report on him/her. This authorization, or a copy of it, will be valid for a period of two years from the date it was signed.

This authorization includes information about drugs, alcoholism, mental illness, Acquired Immune Deficiency Syndrome (AIDS), Human Immunodeficiency Virus (HIV), or sexually transmitted disease (STD).

I understand that I or my authorized representative may ask to receive a copy of this Authorization. Copies of the "Notice of Insurance Information Practices," "Fair Credit Reporting Act Notice" and the "MIB Disclosure Notice" have also been received.

I hereby certify, under penalties of perjury, that the social security number or taxpayer identification number I am providing is correct and I am neither currently subject to backup withholding, nor have been so notified by the Internal Revenue Service.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Signed at                                on
         --------------------------------  -------------------------------------
                 City and State                      Month, Day, Year


-----------------------------------------  -------------------------------------
   Proposed First Insured's Signature       Proposed Second Insured's Signature


-----------------------------------------  -------------------------------------
   Applicant's or Owner's Signature(s)                 Relationship
    (if other than Proposed Insured)


I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.


--------------------------------------------------------------------------------
A3 1.99                        Agent's Signature(s)                  (Rev. 5.00)
                                 Page 10 of 10